19.1.2007

                              DATED...7 March 2007




                        PORTEC RAIL PRODUCTS (UK) LIMITED



                                      -to-



                   EIFION LLOYD DAVIES TRADING AS GHA COACHES



                                    AGREEMENT


                                  -relating to-

   Land and buildings at Vauxhall Industrial Estate, Ruabon, Wrexham LL11 6UY








                            GWILYM HUGHES & PARTNERS
                                   Solicitors
                                30 Grosvenor Road
                                 Wrexham LL111BU
                                    DX 26663
                            REF: PJB.EMR.PORTEC.68358

                                                                               2
THIS AGREEMENT is made the 7 day of March 2007
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BETWEEN:-
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PORTEC RAIL PRODUCTS (UK) LIMITED  (Company  Number  3939427)  whose  registered office is situate at Vauxhall Industrial Estate, Ruabon, Wrexham LL11 6UY (hereinafter called "the Seller") of the one part and

EIFION LLOYD DAVIES TRADING AS GHA COACHES of Maes Cwerfyl, Bettws Gwerfil Goch, Corwen, Denbighshire LL11 6YA (hereinafter called "the Buyer") of the other part.

1.   In this Agreement the following terms shall have the following meanings:-

TERMS                                       DEFINITION
-----                                       ----------

"Conditions of Sale"                        The  Standard  Conditions  of  Sale
                                            (Fourth Edition) and  references to
                                            any condition  by  its  number is a
                                            reference to the relevant condition
                                            in the Conditions of sale.

"Property"                                  The property  registered at HM Land
                                            Registry under Title Number WA918541
                                            and where the context so permits or
                                            requires any part of it.

"Rate of Interest"                          An annual rate equal to 4% plus  the
                                            base rate from time to time in force
                                            of  Barclays  Bank  Plc.

"Title Documents"                           Register  Entries  and  Filed  Plan
                                            relating  to  Title Number  WA918541
                                            issued 18th  December  2006.

2. The Seller agrees to sell and the Buyer to buy the Property for an estate in fee simple in possession for 1,025,000 British pound sterling ("the Price") plus VAT upon the terms set out in this Agreement.

3. The Seller acknowledges that a deposit of 120,437 British pound sterling has been paid to the Solicitors by the Buyer and where the deposit paid is less than 10% of the price the balance of 10% of the Price and VAT thereon shall at all times remain due to the Seller and payable by the Buyer upon demand and this Condition shall (in the absence of default by the Seller giving rise to rescission by the Buyer) apply whether this Agreement is rescinded or not.

4. The Property is registered with absolute freehold under Title Number WA918541 at the District Land Registry For Wales.

5.   The Sellers sells with full title guarantee.

6. The purchase shall be completed on the 29th day of March 2007 at the Offices of the Sellers Solicitors Gwilym Hughes & Partners of 30 Grosvenor Road, Wrexham, LL11 1BU.

                                                                               3
7. The Conditions of sale are incorporated in this Agreement insofar as not varied by this Agreement and where there is any conflict between them this Agreement shall prevail.

8. The Buyer having been provided with Title Documents shall not be entitled to make any enquiry and/or raise any requisition in respect thereof save for any revealed in the buyers pre-completion searches at HM Land Registry.

9. Notwithstanding the title guarantee Section 2(1)(b) of the Law of Property (Miscellaneous Provisions) Act 1994 ("the Act") shall be deemed to be amended by deleting the words "at his own cost" and substituting the words "at the cost of the Buyer".

10. For the purpose of Section 6(2)(a) of the Act all matters now recorded in registers open to public inspection are to be deemed within the actual or constructive knowledge of the Buyer.

11. In addition to the matters mentioned in Condition 3 of the Conditions of Sale, the property is sold subject to: -

11.1 The matters contained, mentioned or referred in the Registers to Title WA918541.

11.2 Any costs, proceedings, charges, claims, demands and liability in respect of all and any contamination of the Property or any part or parts thereof.

11.3 All matters within the actual knowledge of the Buyer.

11.4 Anything registered or capable of being registered in registers open to public inspection.

11.5 All actual or reputed rights of way, water, light, drainage, other easements or quasi-easements rights or privileges affecting the same whether apparent or latent but without liability on the part of the Seller to define the same.

12.  The property is sold with vacant possession on completion.

13. The Buyer admits that:

13.1 The Buyer has inspected the Property and purchases it with full knowledge of its actual state and condition and shall take the Property as it stands.

13.2 The Buyer enters into this Agreement solely as a result of his own inspection and the basis of the terms of this Agreement and not in reliance upon any representation or warranty whether written or oral or implied made by or on behalf of the Seller.

13.3 As regards replies given by the Seller or the Seller's Solicitors to property information forms and all pre-contractual enquiries raised by the Buyer or his Solicitors the Buyer hereby agrees and accepts that following the case of Williams Sindall -v- Cambridgeshire County Council whilst any of these replies are given good faith it is not to be implied that the Seller or the Seller's Solicitors have carried out investigations or made enquiries before giving any reply. The Buyer shall not seek to claim reliance based upon such or any implied investigation or enquiry and will be deemed to have checked any replies by inspection professional survey or other expert's report, searches and enquiries and enquiries of appropriate authorities and inspection of documents supplied, as no representation or warranty on the part of the Seller is intended.

14. If due to the default of the Buyer completion does not take place on the date fixed for completion the Buyer shall pay the Seller's Solicitors' costs of 100.00 British pound sterling plus VAT for preparing and serving notice to complete under Standard Condition 6.8 and for calculating interest and revising the Completion Statement. This clause shall not affect any other right that the Seller may have.

15. For the purposes of the Contract (Rights of Third Parties) Act 1999 it is agreed that nothing in this Agreement shall confer on any third party any right to enforce or any benefit of any term of this Agreement.

16. If this Agreement is not completed by 30th March 2007, the Seller shall be entitled to cancel this Agreement by giving to the Buyer or the Buyer's Solicitors Cyril Jones & Co of 17 Egerton Street, Wrexham LL11 1NB written notice of termination (which may be given on 30th March 2007 or on any date thereafter) provided always that the Buyer shall be at liberty to complete this Agreement within the said seven days period.

17. The Seller shall charge VAT on the Price. The Seller shall issue the Buyer with a VAT invoice and the Buyer shall pay the same in full on Completion or on the date of issue of the VAT invoice if later.

18.  This Agreement contains the entire agreement between the parties.


SIGNED by the Buyer ....../s/ E L Davies ....................................
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WARNING  - This is a  formal  document  designed  to  create  legal  rights  and
--------------------------------------------------------------------------------
obligations. Take advice before using it.
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